LOANS RECEIVABLE	12 Months Ended
Nov. 30, 2021
Loans Receivable
LOANS RECEIVABLE

6.     LOANS RECEIVABLE

Current amounts

Loans receivable are classified as current when management has determined that there is reasonable assurance they will receive payment on these loans within the next twelve months. As at November 30, 2021, the current loans receivable including accrued interest are as follows:

Waterproof
$
Balance, November 30, 2019	71,399
Accrued interest income	316
Repayments received	(71,715)
Balance, November 30, 2020 and 2021	—

Waterproof Studios Inc.

During fiscal 2016, the Company entered into a revolving credit facility agreement with Waterproof and advanced CAD$100,000 to Waterproof. The revolving credit facility was unsecured, bore interest at 8% per annum and was due on July 21, 2017. If there is a default or an event of default has occurred and is continuing, all amounts outstanding shall bear interest, after as well as before judgment, at a rate per annum equal to 2% plus the applicable rate. Interest was payable on the first business day of each month. The Company received $71,715 (CAD$95,298) in December 2019 as full and final payment of the loan. During the year ended November 30, 2020, the Company recorded interest of $316 in relation to this loan.

Long-term amounts

Loans receivable are classified as long-term when management has determined that they will not be receiving payment on these loans within the next twelve months. As at November 30, 2021, the long-term loans receivable including accrued interest are as follows:

	Participant Games	Installment Entertainment	Total
	$	$	$
Balance November 30, 2019	87,262	88,700	175,962
Accrued interest income	27,837	17,685	45,522
Expected credit loss	(66,001)	(76,158)	(142,159)
Net exchange differences	2,833	2,765	5,598
Balance November 30, 2020	51,931	32,992	84,923
Accrued interest income	7,912	5,027	12,939
Expected credit loss	(61,814)	(39,271)	(101,085)
Net exchange differences	1,971	1,252	3,223
Balance, November 30, 2021	—	—	—

Participant Games

During fiscal 2017, the Company entered into a subordinated convertible note with Participant Games Inc. in the amount of CAD$150,000. The convertible note is unsecured, bears interest at 15% per annum and was due on demand on or before December 21, 2017. The loan was convertible into shares, at any time prior to December 21, 2018 and accordingly the value of the conversion feature remaining from the convertibility feature was nominal as at November 30, 2018. As at November 30, 2021, the Company has accrued interest receivable of $127,114 (2020 - $92,030) and has recorded an allowance for credit loss of $244,369 (2020 - $155,794), on a cumulative basis, as the note remains unpaid.

Instalment Entertainment

During fiscal 2017, the Company entered into a convertible note with Installment Entertainment Inc. in the amount of CAD$100,000. The convertible note is unsecured, bears interest at 15% per annum and was payable on demand on or before April 21, 2018. The loan was convertible into shares, at any time prior to April 21, 2018. As at November 30, 2021, the Company has accrued interest receivable of $77,077 (2020 - $54,838) and has recorded an allowance for credit loss of $155,247 (2020 - $98,976), on a cumulative basis, as the note remains unpaid.